                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned director of PSI Energy, Inc. (the "Corporation") hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Lisa D. Gamblin, Wendy L. Aumiller, Jerome A. Vennemann and Julia
S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of the Corporation on such appropriate form(s), including any and all amendments and supplements thereto (the "Registration Statements"), as may be required to fulfill the Corporation's obligations under that certain Registration Rights Agreement relating to the $325,000,000 aggregate principal amount of the Corporation's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 16th day of July, 2001.


                                       /s/ JAMES K. BAKER
                                       ------------------------
                                       James K. Baker

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned director of PSI Energy, Inc. (the "Corporation") hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Lisa D. Gamblin, Wendy L. Aumiller, Jerome A. Vennemann and Julia
S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of the Corporation on such appropriate form(s), including any and all amendments and supplements thereto (the "Registration Statements"), as may be required to fulfill the Corporation's obligations under that certain Registration Rights Agreement relating to the $325,000,000 aggregate principal amount of the Corporation's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 19TH day of July, 2001.



                                       /s/ MICHAEL G. BROWNING
                                       ----------------------------
                                       Michael G. Browning

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned director of PSI Energy, Inc. (the "Corporation") hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Lisa D. Gamblin, Wendy L. Aumiller, Jerome A. Vennemann and Julia
S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of the Corporation on such appropriate form(s), including any and all amendments and supplements thereto (the "Registration Statements"), as may be required to fulfill the Corporation's obligations under that certain Registration Rights Agreement relating to the $325,000,000 aggregate principal amount of the Corporation's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 19TH day of July, 2001.



                                       /s/ JOHN A. HILLENBRAND II
                                       --------------------------
                                       John A. Hillenbrand II

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned director of PSI Energy, Inc. (the "Corporation") hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Lisa D. Gamblin, Wendy L. Aumiller, Jerome A. Vennemann and Julia
S. Janson, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements of the Corporation on such appropriate form(s), including any and all amendments and supplements thereto (the "Registration Statements"), as may be required to fulfill the Corporation's obligations under that certain Registration Rights Agreement relating to the $325,000,000 aggregate principal amount of the Corporation's First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006, and to file such Registration Statements, with all exhibits and schedules thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director has caused this Power of Attorney to be executed as of this 19th day of July, 2001.



                                       /s/ JAMES E. ROGERS
                                       ----------------------
                                       James E. Rogers